UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 24, 2005
                                                  (August 23, 2005)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                      1-11151            76-0364866
 -----------------------------------        -------       ----------------------
 (State or other jurisdiction of         (Commission File   (I.R.S. Employer
  incorporation or organization)             Number)        Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
---------------------------------------------------------------       ----------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On August 24, 2005, the Company announced that Dr. Bernard A. Harris, Jr.
has been elected to the Company's Board of Directors expanding the number of Board members from ten to eleven. Dr. Harris was elected on August 23, 2005.

The press release is attached hereto as Exhibit 99.1.

Dr. Harris is President and Chief Executive Officer of Vesalius Ventures, a venture capital firm that invests in early-stage medical informatics and technology. Previously he was an astronaut and clinical Scientist with NASA, where he conducted research in musculoskeletal physiology and osteoporosis. While with NASA, Dr. Harris logged more that 438 hours and over 7.2 million miles in space. He earned a Bachelor of Science in Biology from the University of Houston, a Master of Medical Science from the University of Texas Medical Branch at Galveston, a Master of Business Administration from the University of Houston Clear Lake and a Doctorate of Medicine from the Texas Tech University School of Medicine. Dr. Harris completed a Residency in Internal Medicine at the Mayo Clinic, a National Research Council Fellowship in Endocrinology at the NASA Ames Research Center and trained as a Flight Surgeon at the Aerospace School of Medicine at Brooks Air Force Base. He serves as a board member of a number of business and professional organizations. Dr. Harris has received numerous awards and recognition, including two NASA Space Flight Medals, election as Fellow of the American College of Physicians and he was the recipient of the 2000 Horatio Alger Award.


Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits               Description of Exhibits
--------               -----------------------

99.1                   Press Release




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. PHYSICAL THERAPY, INC.


Dated: August 24, 2005                  By:  /s/ LAWRANCE W. MCAFEE
                                           ------------------------
                                                 Lawrance W. McAfee
                                              Chief Financial Officer
                                       (duly authorized officer and principal
                                               financial and accounting
                                                         officer)

                                INDEX TO EXHIBITS

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1                 Press Release dated August 24, 2005.*

* Furnished herewith